MERRILL LYNCH
                                       CAPITAL FUND, INC.

                              STRATEGIC
                                       Performance

                                       Semi-Annual Report
                                       September 30, 1997

MERRILL LYNCH CAPITAL FUND, INC.

PORTFOLIO SUMMARY

      [The following table was represented as a pie chart in the original]

Security Diversification
As a Percentage of Net Assets
As of September 30, 1997

US Bonds                                                                  32.6%
Non-US Bonds                                                               4.2%
Cash & Cash Equivalents                                                    3.0%
US Stocks                                                                 48.8%
Non-US Stocks                                                             11.4%

      [The following table was represented as a pie chart in the original]

Sector Representation
As a Percentage of Equities
As of September 30, 1997

Financial Services                                                        24.8%
Consumer Services                                                          6.6%
Utilities                                                                  1.5%
Transportation                                                             2.6%
Capital Goods--Technology                                                 13.4%
Consumer Cyclicals                                                        10.0%
Energy                                                                    14.6%
Basic Industries                                                           8.9%
Diversified                                                                3.8%
Credit Cyclicals                                                           2.5%
Consumer Staples                                                           8.1%
Capital Goods                                                              3.2%

--------------------------------------------------------------------------------

Geographic Diversification               Percent of
As of September 30, 1997                 Net Assets*
---------------------------------------------------
United States                                 83.8%
---------------------------------------------------
United Kingdom                                 4.9
---------------------------------------------------
Argentina                                      3.2
---------------------------------------------------
Switzerland                                    1.9
---------------------------------------------------
Italy                                          1.1
---------------------------------------------------
Mexico                                         1.0
---------------------------------------------------
Brazil                                         0.7
---------------------------------------------------
Japan                                          0.7
---------------------------------------------------
Finland                                        0.6
---------------------------------------------------
Netherlands                                    0.5
---------------------------------------------------
France                                         0.4
---------------------------------------------------
Turkey                                         0.4
---------------------------------------------------
Chile                                          0.2
---------------------------------------------------
Hong Kong                                      0.2
---------------------------------------------------
South Korea                                    0.2
---------------------------------------------------
India                                          0.1
---------------------------------------------------
Czech Republic                                 0.1
---------------------------------------------------
* Includes investments in short-term securities.

US Common Stock Investments                             S&P
As of September 30, 1997              Fund              500*
------------------------------------------------------------
Average Capitalization (in billions)  $22.3            $14.4
------------------------------------------------------------
Price/Book Value                        3.0              5.4
------------------------------------------------------------
Price/Earnings Ratio**                 20.0             21.9
------------------------------------------------------------
Yield Based on Current Dividend         1.7%             1.6%
------------------------------------------------------------
 * An unmanaged broad-based index comprised of common stocks. ** Based on 1997 earnings estimates.

Fixed-Income Investments                       Merrill Lynch
As of September 30, 1997           Fund         DOAO Index*
----------------------------------------------------------
Duration                        5.5 Years        5.1 Years
----------------------------------------------------------
Average Maturity                9.2 Years        8.8 Years
----------------------------------------------------------
Asset Breakdown:
----------------------------------------------------------
   Corporates                       52.1%            19.4%
----------------------------------------------------------
   US Treasuries/Agencies           41.3%            53.0%
----------------------------------------------------------
   Mortgage-Backed                   1.1%            27.6%
----------------------------------------------------------
   International Governments         5.5%              --
----------------------------------------------------------
* An unmanaged market-weighted corporate, Government and mortgage master bond index reflecting approximately 97% of total outstanding bonds.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

DEAR SHAREHOLDER

During the quarter ended September 30, 1997, US financial markets continued to experience an unusual degree of volatility, driven by varying perceptions about the pace of economic growth and the corresponding implications for inflation and interest rate trends. Following strong financial asset price appreciation in July, the markets suffered a sharp reversal in August and a rapid recovery in September.

Evidence of a decelerating pace of economic growth combined with continued benign inflationary pressure and expectations for good corporate profit performance propelled stock and bond prices higher in July. Preliminary indications of a 2.2% rate of second calendar quarter gross domestic product
(GDP) growth were a welcome relief following the first quarter's blistering 4.9% rate of increase, which was revised downward from an originally reported 5.9% advance. The GDP price deflator measure of inflation rose at a mere 1.2% annual rate, the lowest level in 30 years. This extremely hospitable environment drove equity prices to near 8% gains in July, and brought long-term interest rates to their lowest levels of the year.

However, in August, investors reacted negatively to several factors. Stronger-than-expected economic growth, economic and currency turmoil among several of our major Asian trading partners, earnings disappointments by market-leading companies such as The Coca-Cola Company and The Gillette Company, and record high valuation levels for the broad market averages precipitated a sell-off. The stock market retraced over half of its earlier gain, and long-term bond yields returned to the levels of mid-June. By September, there were renewed indications of moderating economic activity, including another downward revision to second-quarter GDP estimates, a slowdown in both the housing and auto sectors, and a drop in the closely watched Purchasing Managers Index. These factors combined with continued benign inflation and an increase in foreign investor participation in the US market to drive equity and fixed-income prices higher.

For the September quarter, the stock market, as measured by the unmanaged Standard & Poor's 500 Index (S&P 500), recorded a +7.53% total return. The bond market, as measured by the unmanaged Merrill Lynch Domestic Bond Master Index, provided a +3.34% total return, while cash equivalents earned +1.34% for the same period. Total returns for Merrill Lynch Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the quarter ended September 30, 1997 were +7.21%, +6.92%, +6.91% and +7.14%, respectively. (Fund results shown do not reflect sales charges; results would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 5-8 of this report to shareholders.)

Merrill Lynch Capital Fund, Inc.'s quarterly results reflect the superior performance of the Fund's equity holdings compared to the S&P 500 Index as well as continued above-average fixed-income returns. While each individual asset class outpaced its respective benchmark during the quarter, the large representation of bonds within the portfolio restrained overall returns. At quarter-end, 60.2% of portfolio net assets were invested in equities, 36.8% in fixed-income securities, and 2.6% in cash equivalents. This compares to 57.9% in equities, 39.7% in bonds and 2.4% in cash equivalents at June 30, 1997.

While we further reduced the fixed-income allocation of the portfolio as interest rates declined and as equity market volatility presented attractive new investment opportunities, we continue to believe bonds represent good value with inflation-adjusted interest rates at historically high levels and inflation pressures continuing to moderate. Conversely, we believe that any significant advance in equity prices is likely to be constrained by the still record-high current valuations and more difficult corporate profits comparisons expected in the second half of 1997.

Equities have been the preferred financial asset class over time, providing superior returns compared to alternative asset classes, and we ultimately desire a larger equity commitment for the Fund. However, from time to time, and for extended periods of time, bonds have outperformed stocks and stocks have earned only modest returns. In 27 years of the 70 years from 1926 through 1996, long-term Government bonds provided superior total returns when compared to the broad equity market averages. Furthermore, for the 14-year period from 1968 to 1982, the stock market was essentially flat, with all of an investor's return coming from dividend income. The Dow Jones Industrial Average first pierced the 1,000 point level in 1968 and did not return to this height again until 1982. Our asset allocation disciplines suggest that fixed-income returns will be very competitive with those available in the equity market over the next 12 months. This should, in turn, provide opportunities to increase our equity exposure within the

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

Fund as market valuations return to more reasonable and attractive levels.

Portfolio Matters

Within the equity component of the portfolio, we added four new investments during the September quarter and eliminated eight holdings. We increased our positions in 13 stocks while reducing our ownership interests in 11 holdings.

Among the new positions is Unocal Corporation, a California-based oil and gas company that is radically restructuring its business to drive significant value creation over the next two years. The company sold its entire refining and marketing network for after-tax proceeds of $1.2 billion, providing ample financial resources with which to reduce debt, repurchase stock and reinvest in its core business. Unocal has an attractive production profile which, augmented by increased capital investment, should result in rapid earnings and cash flow growth and improved returns. A higher valuation for the stock should follow, producing handsome returns to investors with limited downside risk, in our opinion.

Another new addition to the Fund is Reynolds & Reynolds Company, the Ohio-based information-management company, whose stock declined approximately 25% from its recent high in reaction to a disappointing quarterly earnings report. This afforded us an attractive buying opportunity in the shares of this high-quality company. Reynolds & Reynolds operates in the two business segments of business forms and computer systems. Management has articulated fairly aggressive financial objectives of double-digit revenue growth, margin improvement, maintenance of a return on equity in excess of 20% and a judicious redeployment of free cash flow for share repurchases and increasing dividends. In addition, stock ownership guidelines were recently implemented and changes in both the composition and compensation of the board are being considered. Management's long-term incentives are based on returns on equity, and options issued last year are at prices well above the current share price. Selling at 16 times estimated fiscal year 1998 earnings per share, this appears to represent an attractive entry price for a company with strong industrial positions, high returns, a solid balance sheet, substantial free cash flow, good earnings growth prospects and a shareholder-oriented management.

We sold our position in Archer-Daniels-Midland Co., the agricultural commodity processor. We purchased the stock based on the belief that several operating problems were transitory as a result of strong underlying demand growth. We also expected changes in the management and board of directors. To date, neither has proven to be true. Archer-Daniels-Midland continues to be an insular, unresponsive company, unwilling or unable to leverage its industrial strengths to enhance shareholder value. While Archer-Daniels-Midland remains statistically inexpensive, management has a different agenda than our own, and the fortunes of the company appear wholly tied to agricultural commodity price trends, an area where we offer little value-added. In light of these factors, we decided to sell our position and redeploy proceeds into more attractive investment opportunities.

We also sold Phillips Petroleum Company, the integrated oil company. Although well-managed, Phillips does not appear to offer any appreciable upside potential over the next two years. In the upstream oil and gas sector, unit volume growth is projected at a mediocre 3% per year for the next few years, while in the downstream refining and marketing sector, continued excess industry capacity and fierce competition are likely to keep profit margins under pressure. As a result, earnings per share are projected to be flat through 1998 and perhaps beyond. With no discernible catalysts for improved performance, we decided to eliminate our position.

Examining the industry concentration of the Fund's equity holdings, we continue to maintain relatively low weightings relative to the S&P 500 in the broad consumer and technology sectors, while energy and financial services, specifically insurance, remain relatively heavily weighted in the Fund's portfolio. The consumer segment of the equity market is represented by many high-quality companies, but the stocks tend to sell at high valuation levels, and the risk of earnings disappointments appears to be rising as the strong US dollar begins to exact a toll on these global companies. Although our representation in the technology group increased this year based on selected, company-specific opportunities, it remains a challenging area. While technology is exerting a dramatic, positive impact on the way global business is conducted, the rapid pace of change, high risk of obsolescence and tremendous volatility of results which characterize most technology companies limit our ability to assess their prospects and value with high conviction.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

We believe the insurance industry offers many attractive investment opportunities. Several companies are well-advanced in the restructuring process to concentrate on high return lines of business, freeing up substantial excess capital. These funds, in turn, are being reinvested in acquisitions or share repurchases which help build value for shareholders. In addition, many such companies are managed by individuals with significant stock ownership, making for a mutuality of interest in achieving this objective. Finally, this area is among the more reasonably valued segments of the market.

While most of our energy stock investments benefited from the strong commodity price environment, our investment position in this sector is not based upon a top-down, commodity price forecast. Many energy companies offer attractive unit volume growth and substantial restructuring opportunities, while selling at reasonable prices with high current dividend yields. In particular, many international oil companies headquartered outside the United States, such as Fund holdings YPF S.A. of Argentina, TOTAL S.A. of France and Ente Nazionale Idrocarburi S.p.A. (ENI) of Italy, appear quite inexpensive compared to their US-based counterparts.

Within the fixed-income component of the portfolio, the average maturity and duration of our bonds was slightly increased from 9.1 years and 5.4 years during the June quarter to 9.2 years and 5.5 years, respectively, at the end of the quarter ended September 30, 1997. These changes reflect the benign inflation outlook and attractive real yields. Our strategy resulted in enhanced returns as interest rates declined. The average yield-to-maturity of our bonds declined 31 basis points (0.31%) to 6.67% at September 30, 1997, mitigated by selected return-enhancement swap trades and the sale of some lower-yielding investments. Average quality, as determined by the major bond rating agencies, was stable at A1/A+. Investment-grade corporate bonds continue to represent the largest category of fixed-income holdings at 46.6% of fixed-income assets, unchanged from the June 30, 1997 quarter, while high-yield corporate bonds rose slightly from 4.5% to 5.5%. Although US Government bonds declined from 42.2% to 41.3% of fixed-income assets, they still represent a relatively high allocation because of the continued narrow differential between their yields and those of riskier non-government bonds. Foreign government issues increased from 5.2% to 5.5%, while mortgage-backed securities declined from 1.4% to 1.1%, reflecting our view that callable bonds are vulnerable to the markets' heightened volatility.

Despite the high overall level of the stock market, we continue to identify and invest in above-average companies whose stocks sell at below-average valuation levels. We define an above-average company as one that maintains a strong competitive position, earns consistently high returns on capital, is financially sound, generates cash in excess of its internal reinvestment requirements and is managed by individuals motivated to create value for shareholders. We define a below-average valuation as one that does not adequately or accurately reflect what we believe to be the company's underlying intrinsic value. On average, the stocks held in Merrill Lynch Capital Fund, Inc. generated comparable returns on shareholders' equity and have stronger balance sheets, while offering faster earnings growth than the average company as measured by the S&P 500. However, these same stocks sell at an average price/earnings ratio of 20.0 times estimated 1997 earnings per share compared to 20.9 times for the S&P 500, 3.0 times current book value per share versus 5.4 times for the S&P 500, and provide a slightly above-average 1.7% dividend yield versus 1.6% for the S&P 500. We believe this formula will provide superior risk-adjusted returns over time.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Kurt Schansinger

Kurt Schansinger
Vice President and Portfolio Manager

November 3, 1997

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                               12 Month        3 Month
                                                            9/30/97   6/30/97    9/30/96       % Change       % Change
======================================================================================================================
ML Capital Fund, Inc. Class A Shares*                        $35.53    $34.67     $30.51        +22.66%(1)    +5.24%(2)
----------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class B Shares*                         34.73     33.85      29.89        +22.51(1)     +5.42(2)
----------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class C Shares*                         34.39     33.54      29.63        +22.44(1)     +5.38(2)
----------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class D Shares*                         35.46     34.59      30.47        +22.59(1)     +5.28(2)
----------------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average                               7,945.26  7,672.79   5,882.17        +35.07        +3.55
----------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                947.28    885.14     687.31        +37.82        +7.02
----------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class A Shares--Total Return*                                             +27.53(3)     +7.21(4)
----------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class B Shares--Total Return*                                             +26.21(5)     +6.92(6)
----------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class C Shares--Total Return*                                             +26.20(7)     +6.91(8)
----------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class D Shares--Total Return*                                             +27.16(9)     +7.14(10)
----------------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average--Total Return                                                      +37.69        +4.00
----------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index--Total Return**                                                     +40.44        +7.53
======================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
** An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1) Percent change includes reinvestment of $1.701 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.912 per share capital gains distributions.
(3) Percent change includes reinvestment of $1.298 per share ordinary income dividends and $1.701 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.650 per share ordinary income dividends and $0.912 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.971 per share ordinary income dividends and $1.701 per share capital gains distributions.
(6) Percent change includes reinvestment of $0.484 per share ordinary income dividends and $0.912 per share capital gains distributions.
(7) Percent change includes reinvestment of $0.980 per share ordinary income dividends and $1.701 per share capital gains distributions.
(8) Percent change includes reinvestment of $0.489 per share ordinary income dividends and $0.912 per share capital gains distributions.
(9) Percent change includes reinvestment of $1.221 per share ordinary income dividends and $1.701 per share capital gains distributions.
(10) Percent change includes reinvestment of $0.613 per share ordinary income dividends and $0.912 per share capital gains distributions.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

                              [Line graph omitted]

Average Annual Total Return

                        % Return Without    % Return With
                          Sales Charge       Sales Charge**
=========================================================
Class A Shares*
=========================================================
Year Ended 9/30/97           +27.53%            +20.83%
---------------------------------------------------------
Five Years Ended 9/30/97     +16.38             +15.13
---------------------------------------------------------
Ten Years Ended 9/30/97      +12.66             +12.05
---------------------------------------------------------
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                % Return           % Return
                              Without CDSC         With CDSC**
============================================================
Class B Shares*
============================================================
Year Ended 9/30/97               +26.21%            +22.21%
------------------------------------------------------------
Five Years Ended 9/30/97         +15.20             +15.20
------------------------------------------------------------
Inception (10/21/88)
through 9/30/97                  +13.36             +13.36
------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

============================================================
                                % Return           % Return
                              Without CDSC         With CDSC**
============================================================
Class C Shares*
============================================================
Year Ended 9/30/97              +26.20%            +25.20%
------------------------------------------------------------
Inception (10/21/94)
through 9/30/97                 +20.15             +20.15
------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

=========================================================
                        % Return Without    % Return With
                          Sales Charge       Sales Charge**
=========================================================
Class D Shares*
---------------------------------------------------------
Year Ended 9/30/97          +27.16%            +20.49%
---------------------------------------------------------
Inception (10/21/94)
through 9/30/97             +21.09             +18.89
---------------------------------------------------------
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

Performance Summary--Class A Shares

                                         Net Asset Value          Capital Gains
Period Covered                      Beginning         Ending       Distributed      Dividends Paid*        % Change**
====================================================================================================================
11/8/73--12/31/73                    $14.03           $13.87            --                 --                - 1.11%
--------------------------------------------------------------------------------------------------------------------
1974                                  13.87            10.78            --             $ 0.560               -18.62
--------------------------------------------------------------------------------------------------------------------
1975                                  10.78            12.83            --               0.510               +23.86
--------------------------------------------------------------------------------------------------------------------
1976                                  12.83            14.10            --               0.360               +12.75
--------------------------------------------------------------------------------------------------------------------
1977                                  14.10            12.68            --               0.370               - 7.37
--------------------------------------------------------------------------------------------------------------------
1978                                  12.68            13.63            --               0.500               +11.65
--------------------------------------------------------------------------------------------------------------------
1979                                  13.63            16.54            --               0.650               +26.73
--------------------------------------------------------------------------------------------------------------------
1980                                  16.54            17.70         $ 1.250             1.150               +24.83
--------------------------------------------------------------------------------------------------------------------
1981                                  17.70            16.62           1.990             1.150               +11.85
--------------------------------------------------------------------------------------------------------------------
1982                                  16.62            17.85           0.830             0.930               +19.27
--------------------------------------------------------------------------------------------------------------------
1983                                  17.85            20.63           0.600             0.690               +23.13
--------------------------------------------------------------------------------------------------------------------
1984                                  20.63            19.33           1.990             0.670               + 7.98
--------------------------------------------------------------------------------------------------------------------
1985                                  19.33            22.57           1.600             0.660               +29.88
--------------------------------------------------------------------------------------------------------------------
1986                                  22.57            24.40           2.100             0.440               +19.89
--------------------------------------------------------------------------------------------------------------------
1987                                  24.40            19.79           5.763             0.219               + 4.60
--------------------------------------------------------------------------------------------------------------------
1988                                  19.79            21.39           1.008             0.742               +17.04
--------------------------------------------------------------------------------------------------------------------
1989                                  21.39            24.43           0.723             1.099               +22.98
--------------------------------------------------------------------------------------------------------------------
1990                                  24.43            23.01           0.390             1.295               + 1.08
--------------------------------------------------------------------------------------------------------------------
1991                                  23.01            26.92           0.262             1.361               +24.69
--------------------------------------------------------------------------------------------------------------------
1992                                  26.92            26.33           0.954             0.921               + 5.03
--------------------------------------------------------------------------------------------------------------------
1993                                  26.33            27.97           0.699             1.201               +13.71
--------------------------------------------------------------------------------------------------------------------
1994                                  27.97            25.70           1.245             1.247               + 0.91
--------------------------------------------------------------------------------------------------------------------
1995                                  25.70            30.55           1.419             2.036               +32.87
--------------------------------------------------------------------------------------------------------------------
1996                                  30.55            31.05           1.464             1.725               +12.67
--------------------------------------------------------------------------------------------------------------------
1/1/97--9/30/97                       31.05            35.53           0.912             0.650               +19.71
--------------------------------------------------------------------------------------------------------------------
                                                               Total $25.199     Total $21.136
====================================================================================================================
                                                                   Cumulative total return as of 9/30/97: +1,981.38%**
====================================================================================================================

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

PERFORMANCE DATA (concluded)

Performance Summary--Class B Shares

                                         Net Asset Value          Capital Gains
Period Covered                      Beginning         Ending       Distributed      Dividends Paid*        % Change**
====================================================================================================================
   10/21/88--12/31/88                $22.64           $21.38          $0.773            $0.537               + 0.25%
--------------------------------------------------------------------------------------------------------------------
   1989                               21.38            24.29           0.723             0.961               +21.70
--------------------------------------------------------------------------------------------------------------------
   1990                               24.29            22.85           0.390             1.077               + 0.10
--------------------------------------------------------------------------------------------------------------------
   1991                               22.85            26.66           0.262             1.147               +23.39
--------------------------------------------------------------------------------------------------------------------
   1992                               26.66            26.03           0.954             0.684               + 3.99
--------------------------------------------------------------------------------------------------------------------
   1993                               26.03            27.61           0.699             0.930               +12.54
--------------------------------------------------------------------------------------------------------------------
   1994                               27.61            25.34           1.245             0.974               - 0.10
--------------------------------------------------------------------------------------------------------------------
   1995                               25.34            30.04           1.419             1.748               +31.52
--------------------------------------------------------------------------------------------------------------------
   1996                               30.04            30.46           1.464             1.412               +11.50
--------------------------------------------------------------------------------------------------------------------
   1/1/97--9/30/97                    30.46            34.73           0.912             0.484               +18.82
--------------------------------------------------------------------------------------------------------------------
                                                                Total $8.841      Total $9.954
====================================================================================================================
                                                                     Cumulative total return as of 9/30/97: +206.95%**
====================================================================================================================

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares

                                         Net Asset Value          Capital Gains
Period Covered                      Beginning         Ending       Distributed      Dividends Paid*        % Change**
====================================================================================================================
10/21/94--12/31/94                   $26.81           $25.24          $0.617            $0.543               - 1.47%
--------------------------------------------------------------------------------------------------------------------
1995                                  25.24            29.81           1.419             1.832               +31.48
--------------------------------------------------------------------------------------------------------------------
1996                                  29.81            30.19           1.464             1.437               +11.54
1/1/97--9/30/97                       30.19            34.39           0.912             0.489               +18.77
                                                                Total $4.412      Total $4.301
====================================================================================================================
                                                                      Cumulative total return as of 9/30/97: +71.63%**
====================================================================================================================

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares

                                         Net Asset Value          Capital Gains
Period Covered                      Beginning         Ending       Distributed      Dividends Paid*        % Change**
====================================================================================================================
10/21/94--12/31/94                   $27.27           $25.70          $0.617            $0.572               - 1.33%
--------------------------------------------------------------------------------------------------------------------
1995                                  25.70            30.53           1.419             1.978               +32.55
--------------------------------------------------------------------------------------------------------------------
1996                                  30.53            31.02           1.464             1.652               +12.39
--------------------------------------------------------------------------------------------------------------------
1/1/97--9/30/97                       31.02            35.46           0.912             0.613               +19.47
--------------------------------------------------------------------------------------------------------------------
                                                                Total $4.412      Total $4.815
====================================================================================================================
                                                                      Cumulative total return as of 9/30/97: +75.60%**
====================================================================================================================

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

SCHEDULE OF INVESTMENTS

                             Shares                                                                               Value   Percent of
Industries                    Held                   Common Stocks                                  Cost        (Note 1a) Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Aerospace                   1,100,000           Lockheed Martin Corp.                         $   82,119,274  $   117,287,500   1.1%
------------------------------------------------------------------------------------------------------------------------------------
Appliances &                1,700,000           Sunbeam Corporation                               67,904,223       75,437,500   0.7
Furniture
------------------------------------------------------------------------------------------------------------------------------------
Automobile                  1,900,000           Echlin Inc.                                       60,716,252       66,618,750   0.6
Equipment
------------------------------------------------------------------------------------------------------------------------------------
Automotive                  1,000,000           General Motors Corp.                              47,511,108       66,937,500   0.6
------------------------------------------------------------------------------------------------------------------------------------
Banking                     1,300,000           The Chase Manhattan Corp.                         91,963,256      153,400,000   1.5
------------------------------------------------------------------------------------------------------------------------------------
Building Materials          2,000,000       ++  American Standard Companies, Inc.                 93,322,961       80,250,000   0.8
                            2,400,000           Masco Corporation                                 75,254,389      109,950,000   1.0
                                                                                              --------------  ---------------  ----
                                                                                                 168,577,350      190,200,000   1.8
------------------------------------------------------------------------------------------------------------------------------------
Capital Goods               1,500,000           United Dominion Industries, Ltd.                  34,449,123       42,468,750   0.4
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                   1,200,000           du Pont (E.I.) de Nemours & Co.                   50,935,827       73,875,000   0.7
                            1,400,000           Engelhard Corp.                                   25,445,579       30,187,500   0.3
                            1,300,000           Grace (W.R.) & Co.                                66,236,105       95,712,500   0.9
                            2,000,000           Imperial Chemical Industries PLC (ADR)*           98,975,520      132,250,000   1.3
                                                                                              --------------  ---------------  ----
                                                                                                 241,593,031      332,025,000   3.2
------------------------------------------------------------------------------------------------------------------------------------
Communications                400,000       ++  Cisco Systems, Inc.                               18,761,482       29,225,000   0.3
Equipment
------------------------------------------------------------------------------------------------------------------------------------
Computer Software           1,225,000           Computer Associates International, Inc.           53,447,585       87,970,312   0.8
------------------------------------------------------------------------------------------------------------------------------------
Consumer Electronics          400,000           Nintendo Corp. Ltd.                               28,474,285       37,460,633   0.4
------------------------------------------------------------------------------------------------------------------------------------
Diversified                 2,300,000           Tenneco, Inc.                                     93,831,299      110,112,500   1.0
Companies                   9,000,000           Tomkins PLC                                       39,576,902       50,223,375   0.5
                            1,900,000           United Technologies Corp.                         56,635,222      153,900,000   1.5
                            1,500,000           Varian Associates, Inc.                           78,745,084       93,187,500   0.9
                                                                                              --------------  ---------------  ----
                                                                                                 268,788,507      407,423,375   3.9
------------------------------------------------------------------------------------------------------------------------------------
Drug Stores                 2,150,000           Rite Aid Corp.                                    68,282,569      119,190,625   1.1
------------------------------------------------------------------------------------------------------------------------------------
Electrical                  1,450,000           Belden Inc. (a)                                   45,973,282       54,646,875   0.5
Equipment                   1,600,000           General Electric Co.                              40,557,953      108,900,000   1.0
                              600,000           Philips Electronics N.V. (NY Registered
                                                Shares)                                           18,270,763       50,400,000   0.5
                                                                                              --------------  ---------------  ----
                                                                                                 104,801,998      213,946,875   2.0
------------------------------------------------------------------------------------------------------------------------------------
Electronic                  1,500,000           Avnet, Inc.                                       83,947,761       95,343,750   0.9
Components
------------------------------------------------------------------------------------------------------------------------------------
Financial Services          2,000,000           Federal National Mortgage Association             52,392,099       94,000,000   0.9
                            1,100,000           Transamerica Corporation                          81,108,138      109,450,000   1.0
                                                                                              --------------  ---------------  ----
                                                                                                 133,500,237      203,450,000   1.9
------------------------------------------------------------------------------------------------------------------------------------
Foods/Food                  2,081,200           Grand Metropolitan PLC (ADR)*                     67,096,716       81,166,800   0.8
Processing                     90,000           Nestle S.A. (Registered)                          94,193,609      125,569,864   1.2
                                                                                              --------------  ---------------  ----
                                                                                                 161,290,325      206,736,664   2.0
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

                             Shares                                                                               Value   Percent of
Industries                    Held                   Common Stocks                                  Cost        (Note 1a) Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Footwear                    8,000,000           Yue Yuen Industrial (Holdings Limited)        $   10,727,086  $    20,573,792   0.2%
------------------------------------------------------------------------------------------------------------------------------------
Hardware & Tools            1,290,000           The Black & Decker Corporation                    42,638,941       48,052,500   0.5
------------------------------------------------------------------------------------------------------------------------------------
Hospital                    1,750,000           Columbia/HCA Healthcare Corp.                     58,308,829       50,312,500   0.5
Management                  3,600,000       ++  Tenet Healthcare Corp.                            52,634,362      104,850,000   1.0
                                                                                              --------------  ---------------  ----
                                                                                                 110,943,191      155,162,500   1.5
------------------------------------------------------------------------------------------------------------------------------------
Information Systems         2,500,000           Reynolds & Reynolds Company (Class A)             50,500,482       48,593,750   0.5
------------------------------------------------------------------------------------------------------------------------------------
Insurance                   2,300,000           Allstate Corporation                              69,292,895      184,862,500   1.8
                            1,000,000           American International Group, Inc.                46,545,446      103,187,500   1.0
                            1,800,000           Berkley (W.R.) Corporation (a)                    62,155,679       77,062,500   0.7
                            1,900,000           EXEL Ltd.                                         41,181,437      113,168,750   1.1
                            2,000,000           Fremont General Corp. (a)                         33,362,385       95,500,000   0.9
                            1,100,000           Horace Mann Educators Corp.                       34,550,993       61,737,500   0.6
                            2,000,000           Penncorp Financial Group, Inc. (a)                62,850,797       62,000,000   0.6
                            2,000,000           Provident Companies, Inc.                         79,650,937      139,875,000   1.3
                            1,800,000           TIG Holdings, Inc.                                54,108,848       62,662,500   0.6
                            3,000,000           Travelers Group, Inc.                             39,986,618      204,750,000   1.9
                                                                                              --------------  ---------------  ----
                                                                                                 523,686,035    1,104,806,250  10.5
------------------------------------------------------------------------------------------------------------------------------------
Iron & Steel                1,600,000           Birmingham Steel Corp. (a)                        28,005,214       27,700,000   0.3
                              900,000           Nucor Corporation                                 45,502,522       47,418,750   0.4
                                                                                              --------------  ---------------  ----
                                                                                                  73,507,736       75,118,750   0.7
------------------------------------------------------------------------------------------------------------------------------------
Leisure/Hotels              2,200,000           Carnival Corp. (Class A)                          57,830,550      101,750,000   1.0
                            3,000,000       ++  Harrah's Entertainment, Inc.                      55,543,541       67,312,500   0.6
                                                                                              --------------  ---------------  ----
                                                                                                 113,374,091      169,062,500   1.6
------------------------------------------------------------------------------------------------------------------------------------
Machinery &                   410,700           SPX Corp.                                         23,889,825       24,077,288   0.2
Machine Tools
------------------------------------------------------------------------------------------------------------------------------------
Natural Gas                 1,300,000           Coastal Corp.                                     46,005,120       79,625,000   0.8
Suppliers                   1,300,000           El Paso Natural Gas Co.                           56,192,288       78,731,250   0.7
                            5,200,000           Williams Companies, Inc. (a)                      92,336,036      243,425,000   2.3
                                                                                              --------------  ---------------  ----
                                                                                                 194,533,444      401,781,250   3.8
------------------------------------------------------------------------------------------------------------------------------------
Oil--Integrated             1,160,000           Ente Nazionale Idrocarburi S.p.A.
                                                (ENI) (ADR)*                                      56,869,994       72,862,500   0.7
                            1,000,000           TOTAL S.A. (ADR)*                                 31,610,031       57,312,500   0.5
                            1,750,000           Unocal Corporation                                68,839,755       75,687,500   0.7
                            5,250,000           YPF S.A. (ADR)*                                  100,302,115      193,593,750   1.8
                                                                                              --------------  ---------------  ----
                                                                                                 257,621,895      399,456,250   3.7
------------------------------------------------------------------------------------------------------------------------------------
Oil--Service                2,900,000           Dresser Industries, Inc.                          77,166,439      124,700,000   1.2
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest                790,000           Temple-Inland, Inc.                               36,163,014       50,560,000   0.5
Products                    1,800,000           Weyerhaeuser Co.                                  82,324,720      106,875,000   1.0
                                                                                              --------------  ---------------  ----
                                                                                                 118,487,734      157,435,000   1.5

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

                             Shares                                                                               Value   Percent of
Industries                    Held                   Common Stocks                                  Cost        (Note 1a) Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals             2,750,000           Glaxo Wellcome PLC (ADR)*                     $   72,705,383  $   123,578,125   1.2%
                              375,000           Merck & Co., Inc.                                 18,550,809       37,476,563   0.4
                               50,000           Novartis AG (Registered)                          61,610,822       76,785,345   0.7
                              600,000           Pfizer, Inc.                                      17,304,400       36,037,500   0.3
                                                                                              --------------  ---------------  ----
                                                                                                 170,171,414      273,877,533   2.6
------------------------------------------------------------------------------------------------------------------------------------
Railroads                   4,875,000           Kansas City Southern Industries, Inc. (a)         71,881,332      167,882,812   1.6
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                 1,000,000           CarrAmerica Realty Corp.                          27,000,078       32,000,000   0.3
Investment Trusts           1,250,700           Patriot American Hospitality, Inc.                31,469,476       39,866,063   0.4
                            1,369,700           RFS Hotel Investors, Inc. (a)                     20,134,798       26,709,150   0.2
                              750,000           Walden Residential Properties, Inc.               13,361,662       18,937,500   0.2
                                                                                              --------------  ---------------  ----
                                                                                                  91,966,014      117,512,713   1.1
------------------------------------------------------------------------------------------------------------------------------------
Restaurants                 1,428,100           McDonald's Corporation                            70,525,333       68,013,263   0.6
------------------------------------------------------------------------------------------------------------------------------------
Retail Trade                3,000,000           Wal-Mart Stores, Inc.                             73,541,970      109,875,000   1.0
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications          2,150,000           Frontier Corporation                              59,511,165       49,450,000   0.5
                            1,000,000           GTE Corp.                                         33,930,001       45,375,000   0.4
                            1,100,000           Nokia Corp. (ADR)*                                46,271,231      103,193,750   1.0
                              600,000           Telecomunicacoes Brasileiras
                                                S.A.--Telebras (ADR)*                              46,694,061       77,250,00   0.7
                                                                                              --------------  ---------------  ----
                                                                                                 186,406,458      275,268,750   2.6
------------------------------------------------------------------------------------------------------------------------------------
Tires & Rubber              2,500,000           The Goodyear Tire & Rubber Co.                    98,262,526      171,875,000   1.6
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks                            4,075,960,312    6,358,247,135  60.2
------------------------------------------------------------------------------------------------------------------------------------
                              Face
                             Amount                    Corporate Bonds
------------------------------------------------------------------------------------------------------------------------------------
Automobile             US$ 20,000,000           Eaton Corp., 6.50% due 6/01/2025                  19,929,200       19,920,000   0.2
Parts
------------------------------------------------------------------------------------------------------------------------------------
Automotive                                      Hertz Corp.:
                           25,000,000             6.70% due 6/15/2002                             24,815,300       25,174,250   0.2
                           13,000,000             6% due 1/15/2003                                12,891,670       12,675,390   0.1
                           20,000,000           Hyundai Motor Co., Ltd., 7.60%
                                                due 7/15/2007+++                                  19,916,100       19,798,000   0.2
                                                                                              --------------  ---------------  ----
                                                                                                  57,623,070       57,647,640   0.5
------------------------------------------------------------------------------------------------------------------------------------
Banking                    25,000,000           Banco Nacional de Commercio Exterior
                                                SNC, Global Bonds, 7.25% due 2/02/2004            23,425,000       23,781,250   0.2
                           13,600,000           Banco Rio de la Plata, 8.75% due 12/15/2003       13,751,700       14,059,000   0.1
                           25,000,000           Bank of Boston Corp., 6.625% due 12/01/2005       23,519,000       24,706,250   0.2
                                                BankAmerica Corp.:
                           15,000,000             6.875% due 6/01/2003                            14,149,050       15,218,100   0.2
                           30,000,000             6.75% due 9/15/2005                             29,591,750       30,153,300   0.3
                                                The Chase Manhattan Corp.:
                           15,000,000             6.50% due 8/01/2005                             14,552,850       14,852,700   0.2
                           15,000,000             6.25% due 1/15/2006                             13,892,250       14,532,450   0.1
                           20,000,000           First Security Corp., 7% due 7/15/2005            19,803,850       20,190,560   0.2
                           30,000,000           First Union Corp., 6.55% due 10/15/2035           29,953,350       29,841,600   0.3

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

                              Face                                                                                Value   Percent of
Industries                   Amount                  Corporate Bonds                                Cost        (Note 1a) Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Banking                US$ 22,750,000           Firstbank Puerto Rico, 7.625%
(concluded)                                     due 12/20/2005                                $   22,140,803  $    23,071,002   0.2%
                           10,000,000           Great Western Financial Corp., 6.375%
                                                due 7/01/2000                                      9,998,800       10,007,300   0.1
                                                Household Bank:
                           10,000,000             6.87% due 5/15/2001                              9,868,800       10,160,600   0.1
                           20,000,000             6.875% due 3/17/2003                            19,886,200       20,296,000   0.2
                           10,300,000             6.50% due 7/15/2003                             10,202,253       10,245,513   0.1
                                                NationsBank Corp.:
                           40,000,000             5.60% due 2/07/2001                             40,000,000       39,095,600   0.4
                           10,000,000             6.20% due 8/15/2003                              9,670,360        9,835,500   0.1
                           25,000,000             6.50% due 8/15/2003                             22,104,200       24,902,750   0.2
                           25,500,000           PNC Funding Corp., 6.125% due 9/01/2003           24,922,025       24,841,845   0.2
                           20,000,000           People's Bank--Bridgeport, 7.20%
                                                due 12/01/2006                                    19,956,700       20,219,800   0.2
                           25,000,000           Provident Bank, 6.375% due 1/15/2004              24,296,430       24,559,250   0.2
                                                Union Planters Corp.:
                           20,000,000             6.25% due 11/01/2003                            18,756,100       19,507,800   0.2
                           12,500,000             6.75% due 11/01/2005                            12,001,875       12,410,875   0.1
                                                                                              --------------  ---------------  ----
                                                                                                 426,443,346      436,489,045   4.1
------------------------------------------------------------------------------------------------------------------------------------
Beverages                  22,000,000           Coca-Cola Femsa S.A., 8.95% due 11/01/2006        21,984,595       23,284,580   0.2
                           15,000,000           Panamerican Beverages, Inc., 7.25%
                                                due 7/01/2009+++                                  15,056,250       15,150,000   0.2
                                                                                              --------------  ---------------  ----
                                                                                                  37,040,845       38,434,580   0.4
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting               20,000,000           British Sky Broadcasting Group PLC,
                                                7.30% due 10/15/2006                              20,037,440       20,445,400   0.2
------------------------------------------------------------------------------------------------------------------------------------
Cable                      10,000,000           Comcast Cable Communications, 8.125%
                                                due 5/01/2004+++                                   9,991,000       10,662,900   0.1
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                   8,000,000           Airgas, Inc., 7.14% due 3/08/2004                  8,000,000        8,198,432   0.1
                           26,900,000           Lyondell Petrochemical Company, 6.50%
                                                due 2/15/2006                                     25,498,197       26,146,531   0.3
                           25,000,000           Union Carbide Corp., 6.79% due 6/01/2025          25,000,000       24,873,250   0.2
                                                                                              --------------  ---------------  ----
                                                                                                  58,498,197       59,218,213   0.6
------------------------------------------------------------------------------------------------------------------------------------
Consumer Services          20,000,000           Loewen Group, Inc., 8.25% due 10/15/2003          20,208,132       20,942,780   0.2
------------------------------------------------------------------------------------------------------------------------------------
Electronics                16,000,000           Litton Industries, Inc., 6.98% due 3/15/2006      16,000,000       16,264,080   0.2
                           15,000,000           Tandy Corp., 6.95% due 9/01/2007                  14,944,120       15,114,000   0.1
                                                                                              --------------  ---------------  ----
                                                                                                  30,944,120       31,378,080   0.3
------------------------------------------------------------------------------------------------------------------------------------
Finance                                         Ford Motor Credit Co.:
                           40,000,000             5.75% due 1/25/2001                             39,596,900       39,317,600   0.4
                            9,000,000             5.90% due 2/23/2001                              8,704,260        8,895,060   0.1
                                                General Motors Acceptance Corp.:
                           50,000,000             6.375% due 4/04/2000                            49,887,500       50,233,700   0.5
                           55,000,000             5.625% due 2/15/2001                            54,450,000       53,826,850   0.5
                           30,000,000             6.75% due 6/10/2002                             29,520,300       30,357,600   0.3
                           15,000,000           USL Capital Corp., 5.79% due 1/23/2001            14,995,800       14,749,800   0.1
                                                                                              --------------  ---------------  ----
                                                                                                 197,154,760      197,380,610   1.9

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

                              Face                                                                                Value   Percent of
Industries                   Amount                  Corporate Bonds                                Cost        (Note 1a) Net Assets
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Financial                                       GATX Corp.:
Leasing                 US$ 7,000,000             6.66% due 3/15/2001                            $ 6,997,900      $ 7,050,330   0.1%
                           12,000,000             6.27% due 12/05/2001                            11,823,270       11,897,760   0.1
                           25,000,000             6.69% due 11/30/2005                            24,984,750       24,856,000   0.2
                                                XTRA Corp.:
                           20,000,000             6.79% due 8/01/2001                             19,945,800       20,223,120   0.2
                           20,000,000             6.68% due 11/30/2001                            20,000,000       20,133,120   0.2
                                                                                              --------------  ---------------  ----
                                                                                                  83,751,720       84,160,330   0.8
------------------------------------------------------------------------------------------------------------------------------------
Financial                                       Finova Capital Corp.:
Services                   25,000,000             6.45% due 6/01/2000                             24,766,550       25,061,500   0.2
                           15,000,000             5.98% due 2/27/2001                             14,968,950       14,816,760   0.2
                           10,000,000             6.56% due 11/15/2002                            10,000,000       10,018,400   0.1
                                                McDonnell Douglas Finance Corp.:
                           20,000,000             6.78% due 12/19/2003                            19,993,400       19,913,000   0.2
                           20,000,000             6.965% due 9/12/2005                            20,049,200       20,394,180   0.2
                           35,000,000           Morgan Stanley Group, Inc., 5.75%
                                                due 2/15/2001                                     34,968,150       34,450,325   0.3
                                                Salomon Inc.:
                           10,000,000             6.75% due 2/15/2003                              9,804,000       10,034,980   0.1
                            5,000,000             6.875% due 12/15/2003                            4,968,500        5,018,155   0.1
                                                Smith Barney Shearson Holdings, Inc.:
                           25,000,000             6.625% due 7/01/2002                            24,994,000       25,091,250   0.2
                           30,000,000             7% due 3/15/2004                                29,927,700       30,518,580   0.3
                                                                                              --------------  ---------------  ----
                                                                                                 194,440,450      195,317,130   1.9
------------------------------------------------------------------------------------------------------------------------------------
Food & Tobacco                                  Nabisco Inc.:
                           20,000,000             6.70% due 6/15/2002                             19,838,770       20,080,400   0.2
                           20,000,000             6.85% due 6/15/2005                             20,000,000       20,038,400   0.2
                           10,000,000           RJR Nabisco Inc., 8.25% due 7/01/2004              9,971,250       10,189,450   0.1
                                                                                              --------------  ---------------  ----
                                                                                                  49,810,020       50,308,250   0.5
------------------------------------------------------------------------------------------------------------------------------------
Foreign                    10,000,000           Province of Mendoza, 10% due 9/04/2007             9,931,700       10,079,560   0.1
Government                                      Republic of Argentina:
Obligations                43,200,000             Floating Rate Brady Bonds, Series L, 6.75%
                                                  due 3/31/2005+                                  28,872,742       41,104,800   0.4
                           40,000,000             Global Bonds, 8.375% due 12/20/2003             38,561,250       40,200,000   0.4
                           15,000,000           Republic of Guatemala, 8.50% due 8/03/2007        15,082,250       15,056,250   0.1
                           37,500,000           Republic of Turkey, 10% due 9/19/2007             37,500,000       38,625,000   0.4
                                                United Mexican States:
                            5,000,000             8.50% due 9/15/2002                              5,043,750        5,118,750   0.0
                           50,000,000             Global Bonds, 9.875% due 1/15/2007              52,632,500       53,812,500   0.5
                                                                                              --------------  ---------------  ----
                                                                                                 187,624,192      203,996,860   1.9
------------------------------------------------------------------------------------------------------------------------------------
Hardware & Tools           10,000,000           The Black & Decker Corporation, 6.625%
                                                due 11/15/2000                                     9,874,800       10,053,700   0.1
------------------------------------------------------------------------------------------------------------------------------------
Hospital                   25,000,000           Medpartners, Inc., 6.875% due 9/01/2000           24,964,820       24,978,000   0.2
Management                 26,500,000           Tenet Healthcare Corp., 8% due 1/15/2005          26,470,375       26,963,750   0.3
                                                                                              --------------  ---------------  ----
                                                                                                  51,435,195       51,941,750   0.5

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

                              Face                                                                                Value   Percent of
Industries                   Amount                  Corporate Bonds                                Cost        (Note 1a) Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Industrial             US$ 12,750,000           Diamond Shamrock, Inc., 7.65% due 7/01/2026     $ 12,741,188     $ 13,702,935   0.1%
                            7,800,000           Interface, Inc., 9.50% due 11/15/2005              7,552,000        8,248,500   0.1
                           15,000,000           Reliance Industries Ltd., 8.25%
                                                due 1/15/2027+++                                  14,814,819       14,985,000   0.1
                           10,000,000           Triton Energy Ltd., 8.75% due 4/15/2002            9,957,500       10,439,350   0.1
                           15,000,000           United Refining Co., 10.75% due 6/15/2007         15,000,000       15,450,000   0.1
                                                Williams Holdings of Delaware, Inc.:
                           20,000,000             6.91% due 6/13/2002                             19,988,200       20,255,620   0.2
                           50,000,000             6.25% due 2/01/2006                             49,739,500       48,343,500   0.5
                                                                                              --------------  ---------------  ----
                                                                                                 129,793,207      131,424,905   1.2
------------------------------------------------------------------------------------------------------------------------------------
Insurance                  10,125,000           Integon Corp., 8% due 8/15/1999                   10,208,769       10,264,512   0.1
                           20,000,000           Travelers Inc., 6.875% due 6/01/2025              20,037,200       20,669,400   0.2
                                                                                              --------------  ---------------  ----
                                                                                                  30,245,969       30,933,912   0.3
------------------------------------------------------------------------------------------------------------------------------------
Machinery                  20,000,000           FMC Corp., 6.375% due 9/01/2003                   18,940,800       19,629,400   0.2
                           22,500,000           Harris Corp., 6.375% due 8/15/2002                22,461,850       22,304,025   0.2
                                                                                              --------------  ---------------  ----
                                                                                                  41,402,650       41,933,425   0.4
------------------------------------------------------------------------------------------------------------------------------------
Natural Gas                27,500,000           Coastal Corp., 6.70% due 2/15/2027                27,225,400       27,782,508   0.3
Suppliers                  15,000,000           ENSERCH Corporation, 7.125% due 6/15/2005         15,095,150       15,290,550   0.1
                                                                                              --------------  ---------------  ----
                                                                                                  42,320,550       43,073,058   0.4
------------------------------------------------------------------------------------------------------------------------------------
Oil--Integrated            10,000,000           Giant Industries, Inc., 9% due 9/01/2007          10,000,000       10,050,000   0.1
                           18,375,000           Occidental Petroleum Corp., 6.24%
                                                due 11/24/2000                                    18,135,306       18,275,591   0.2
                           14,000,000           Perez Companc S.A., 8.125% due 7/15/2007          13,988,520       14,035,000   0.1
                                                Union Texas Petroleum Holdings, Inc.:
                           10,000,000             6.70% due 11/18/2002                            10,000,000       10,018,160   0.1
                           20,000,000             6.81% due 12/05/2007                            20,000,000       19,946,600   0.2
                           10,000,000           Unocal Corporation, 6.11% due 2/17/2004           10,000,000        9,742,180   0.1
                           30,000,000           YPF S.A., 8% due 2/15/2004                        26,971,875       30,562,500   0.3
                                                                                              --------------  ---------------  ----
                                                                                                 109,095,701      112,630,031   1.1
------------------------------------------------------------------------------------------------------------------------------------
Oil--Related               15,000,000           Tosco Corporation, 7.25% due 1/01/2007+++         15,212,150       15,357,00    0.2
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest             20,000,000           Boise Cascade Corporation, 7.66%
Products                                        due 5/27/2005                                     20,000,000       20,923,660   0.2
                           20,400,000           Champion International Corp., 6.40%
                                                due 2/15/2026                                     20,238,456       20,061,850   0.2
                                                                                              --------------  ---------------  ----
                                                                                                  40,238,456       40,985,510   0.4
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                20,000,000           Meditrust Corporation, 7.82% due 9/10/2026        20,633,700       21,090,960   0.2
Investment Trusts
------------------------------------------------------------------------------------------------------------------------------------
Telecommuni-               10,000,000           Pacific Telecom, Inc., 6.625% due 10/20/2005      10,000,000        9,952,460   0.1
cations                    43,200,000           PanAmSat L.P., 9.50%*** due 8/01/2003             41,699,501       42,825,024   0.4
                           25,000,000           Worldcom Inc., 7.55% due 4/01/2004                24,958,500       25,677,275   0.2
                                                                                              --------------  ---------------  ----
                                                                                                  76,658,001       78,454,759   0.7
------------------------------------------------------------------------------------------------------------------------------------
Tires & Rubber             40,000,000           The Goodyear Tire & Rubber Co., 6.625%
                                                due 12/01/2006                                    39,840,000       39,515,200   0.4

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

                              Face                                                                                Value   Percent of
Industries                   Amount                  Corporate Bonds                                Cost        (Note 1a) Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Transportation         US$ 10,000,000           General American Transportation Corp.,
                                                6.44% due 11/13/2001                            $ 10,000,000      $ 9,979,200   0.1%
                           15,000,000           Transportacion Maritima Mexicana, S.A.
                                                de C.V., 10% due 11/15/2006                       15,130,250       15,450,000   0.1
                                                                                              --------------  ---------------  ----
                                                                                                  25,130,250       25,429,200   0.2
------------------------------------------------------------------------------------------------------------------------------------
Travel & Lodging                                Royal Caribbean Cruises Ltd.:
                           10,000,000             7.125% due 9/18/2002                             9,900,050       10,182,400   0.1
                           10,000,000             7.25% due 8/15/2006                              9,854,415       10,120,400   0.1
                                                                                              --------------  ---------------  ----
                                                                                                  19,754,465       20,302,800   0.2
------------------------------------------------------------------------------------------------------------------------------------
Utilities--Electric,                            Connecticut Light & Power Co.:
Gas & Water                28,250,000             7.75% due 6/01/2002+++                          28,173,725       28,546,625   0.3
                           20,000,000             7.875% due 10/01/2024                           20,431,000       20,512,800   0.2
                           25,000,000           Empresa Nacional de Electricidad S.A.
                                                (Endesa), 7.325% due 2/01/2037                    25,000,000       26,061,900   0.2
                           30,000,000           Enron Corp., 6.75% due 7/01/2005                  28,878,400       30,137,400   0.3
                           20,000,000           PECO Energy Co., 5.625% due 11/01/2001            18,908,800       19,452,000   0.2
                           17,500,000           Tata Electric Co., 8.50% due 8/19/2017+++         17,313,775       17,265,325   0.1
                                                                                              --------------  ---------------  ----
                                                                                                 138,705,700      141,976,050   1.3
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Corporate Bonds                          2,183,837,286    2,231,404,078  21.2
------------------------------------------------------------------------------------------------------------------------------------

                                                  Collateralized Mortgage Obligations
------------------------------------------------------------------------------------------------------------------------------------
                                                Federal Home Loan Mortgage Corp.:
                            9,241,900             6.50% due 5/15/2008                              8,831,790        8,877,954   0.1
                            5,000,000             7% due 8/15/2008                                 4,762,500        5,001,550   0.1
                           13,000,000             6% due 2/15/2011                                12,020,938       12,350,000   0.1
                                                Federal National Mortgage Association:
                           12,000,000             6.50% due 1/25/2008                             11,608,125       11,910,000   0.1
                            5,010,000             6.50% due 4/25/2008                              4,653,037        4,912,148   0.0
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Collateralized Mortgage Obligations         41,876,390       43,051,652   0.4
------------------------------------------------------------------------------------------------------------------------------------

                                                      US Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
                          190,000,000           US Treasury Bonds, 6.25% due 8/15/2023           173,008,984      184,448,200   1.8
                                                US Treasury Notes:
                          465,000,000             5.75% due 8/15/2003                            451,143,672      457,806,450   4.3
                          315,000,000             5.875% due 2/15/2004                           314,218,750      311,604,300   3.0
                          660,000,000             5.875% due 11/15/2005                          644,664,919      647,829,600   6.1
------------------------------------------------------------------------------------------------------------------------------------
                                                Total US Government Obligations                1,583,036,325    1,601,688,550  15.2
------------------------------------------------------------------------------------------------------------------------------------

                                                       Short-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
Commercial                 74,400,000           General Motors Acceptance Corp., 6.50%
Paper**                                         due 10/01/1997                                    74,400,000       74,400,000   0.7
                           40,000,000           Lexington Parker Capital Co. LLC, 5.65%
                                                due 10/02/1997                                    39,993,722       39,993,722   0.4
                           30,287,000           Park Avenue Receivables Corp., 5.52%
                                                due 10/17/1997                                    30,212,696       30,212,696   0.3
                           20,000,000           Preferred Receivable Funding Corp., 5.53%
                                                due 10/09/1997                                    19,975,422       19,975,422   0.2
                           36,777,000           Riverwoods Funding Corp., 5.52%
                                                due 10/06/1997                                    36,748,804       36,748,804   0.3

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

SCHEDULE OF INVESTMENTS (concluded)

                              Face                                                                                Value   Percent of
Industries                   Amount                  Corporate Bonds                                Cost        (Note 1a) Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Commercial            Czk 300,000,000           International Bank for Reconstruction
Paper--                                         & Development, 11.50% due 10/09/1997            $ 11,157,442      $ 9,086,609   0.1%
Foreign**
------------------------------------------------------------------------------------------------------------------------------------
US Government                                   Federal Home Loan Mortgage Corp.:
Agency                 US$ 25,000,000             5.50% due 10/03/1997                            24,992,361       24,992,361   0.2
Obligations**              40,000,000             5.41% due 10/15/1997                            39,915,845       39,915,845   0.4
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments                     277,396,292      275,325,459   2.6
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                                                                             $8,162,106,605   10,509,716,874  99.6
                                                                                              ==============
Other Assets Less Liabilities                                                                                      47,378,234   0.4
                                                                                                              ---------------  ----
Net Assets                                                                                                    $10,557,095,108 100.0%
                                                                                                              =============== =====
------------------------------------------------------------------------------------------------------------------------------------

*     American Depositary Receipts (ADR).
** Commercial Paper, Commercial Paper--Foreign and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
*** Represents a step-up bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
++    Non-income producing security.
+++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(a) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2 (a) (3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------
                                    Net Share       Net             Dividend
Industry        Affiliate           Activity        Cost             Income
----------------------------------------------------------------------------
Electrical    Belden Inc.            310,900    $ 10,196,623      $  145,000
  Equipment
Insurance     Berkley (W.R.)
                Corporation          600,000              --         378,000
Insurance     Fremont General
                Corp                (300,000)     (3,275,189)        600,000
Insurance     Penncorp Financial
                Group, Inc.               --              --         200,000
Iron & Steel  Birmingham Steel
                Corp                      --              --         320,000
Natural Gas   Williams
  Suppliers     Companies, Inc.           --              --       2,470,000
Railroads     Kansas City
                Southern
                Industries, Inc.   3,375,000       6,418,591         356,340
Real Estate   RFS Hotel
  Investment    Investors, Inc.     (430,300)     (6,941,956)      1,296,000
  Trusts
----------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1997

Assets:            Investments, at value (identified cost--$8,162,106,605) (Note 1a) ........                   $10,509,716,874
                   Cash .....................................................................                           319,594
                   Foreign cash (Note 1c) ...................................................                            18,561
                   Receivables:
                        Interest ............................................................  $  60,543,086
                        Capital shares sold .................................................     11,933,093
                        Dividends ...........................................................     10,722,142
                        Securities sold .....................................................      1,147,400         84,345,721
                                                                                               -------------
                   Prepaid registration fees and other assets (Note 1f) .....................                            89,854
                                                                                                                ---------------
                   Total assets .............................................................                    10,594,490,604
                                                                                                                ---------------
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                        Capital shares redeemed .............................................     20,559,919
                        Distributor (Note 2) ................................................      5,272,109
                        Securities purchased ................................................      4,808,255
                        Investment adviser (Note 2) .........................................      3,663,492         34,303,775
                                                                                               -------------
                   Accrued expenses and other liabilities ...................................                         3,091,721
                                                                                                                ---------------
                   Total liabilities ........................................................                        37,395,496
                                                                                                                ---------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ...............................................................                   $10,557,095,108
                                                                                                                ===============
-------------------------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of Common Stock, $0.10 par value, 400,000,000 shares
Consist of:        authorized ...............................................................                   $    10,565,462
                   Class B Shares of Common Stock, $0.10 par value, 400,000,000 shares
                   authorized ...............................................................                        15,810,189
                   Class C Shares of Common Stock, $0.10 par value, 200,000,000 shares
                   authorized ...............................................................                         1,119,097
                   Class D Shares of Common Stock, $0.10 par value, 200,000,000 shares
                   authorized ...............................................................                         2,615,327
                   Paid-in capital in excess of par .........................................                     7,920,876,701
                   Undistributed investment income--net .....................................                        66,515,948
                   Undistributed realized capital gains on investments and foreign
                   currency transactions--net ...............................................                       192,063,266
                   Unrealized appreciation on investments and foreign
                   currency transactions--net ...............................................                     2,347,529,118
                                                                                                                ---------------
                   Net assets ...............................................................                   $10,557,095,108
                                                                                                                ===============
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $3,753,788,013 and 105,654,624 shares
                            outstanding .....................................................                   $         35.53
                                                                                                                ===============
                   Class B--Based on net assets of $5,490,900,875 and 158,101,890 shares
                            outstanding .....................................................                   $         34.73
                                                                                                                ===============
                   Class C--Based on net assets of $384,910,953 and 11,190,966 shares
                            outstanding .....................................................                   $         34.39
                                                                                                                ===============
                   Class D--Based on net assets of $927,495,267 and 26,153,268 shares
                            outstanding .....................................................                   $         35.46
                                                                                                                ===============
-------------------------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

Statement of Operations for the Six Months Ended September 30, 1997

Investment         Interest and discount earned ........................................                        $  142,135,499
Income             Dividends (net of $1,828,680 foreign withholding tax) ...............                            52,802,431
(Notes 1d & 1e):   Other ...............................................................                               362,498
                                                                                                                --------------
                   Total income ........................................................                           195,300,428
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
Expenses:          Account maintenance and distribution fees--Class B (Note 2) .........       $   26,262,173
                   Investment advisory fees (Note 2) ...................................           20,048,934
                   Transfer agent fees--Class B (Note 2) ...............................            3,779,350
                   Transfer agent fees--Class A (Note 2) ...............................            2,225,753
                   Account maintenance and distribution fees--Class C (Note 2) .........            1,755,320
                   Account maintenance fees--Class D (Note 2) ..........................            1,015,402
                   Transfer agent fees--Class D (Note 2) ...............................              511,496
                   Custodian fees ......................................................              389,847
                   Transfer agent fees--Class C (Note 2) ...............................              269,528
                   Printing and shareholder reports ....................................              206,533
                   Registration fees (Note 1f) .........................................              113,695
                   Professional fees ...................................................               45,247
                   Directors' fees and expenses ........................................               20,111
                   Pricing fees ........................................................                7,647
                   Other ...............................................................               39,791
                                                                                               --------------
                   Total expenses ......................................................                            56,690,827
                                                                                                                --------------
                   Investment income--net ..............................................                           138,609,601
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) from:
                        Investments--net ...............................................          194,857,898
                        Foreign currency transactions--net .............................             (320,349)     194,537,549
                                                                                               --------------
                   Change in unrealized appreciation/depreciation on:
                        Investments--net ...............................................        1,304,709,878
                        Foreign currency transactions--net .............................               (9,265)   1,304,700,613
                                                                                               --------------   --------------
                   Net realized and unrealized gain on investments and foreign
                   currency transactions ...............................................                         1,499,238,162
                                                                                                                --------------
                   Net Increase in Net Assets Resulting from Operations ................                        $1,637,847,763
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

Statements of Changes in Net Assets

                                                                                               For the          For the
                                                                                              Six Months         Year
                                                                                                Ended            Ended
                                                                                             September 30,      March 31,
Increase (Decrease) in Net Assets:                                                               1997             1997
----------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ............................................  $    138,609,601   $   315,581,262
                     Realized gain on investments and foreign currency transactions--net       194,537,549       526,748,104
                     Change in unrealized appreciation/depreciation on investments and
                     foreign currency transactions--net ................................     1,304,700,613       208,655,806
                                                                                          ----------------   ---------------
                     Net increase in net assets resulting from operations ..............     1,637,847,763     1,050,985,172
                                                                                          ----------------   ---------------
----------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to        Class A ........................................................       (60,938,596)     (129,132,730)
Shareholders            Class B ........................................................       (66,672,979)     (153,592,754)
(Note 1g):              Class C ........................................................        (4,533,974)       (9,633,153)
                        Class D ........................................................       (13,122,411)      (22,687,022)
                     Realized gain on investments--net:
                        Class A ........................................................       (99,340,942)     (200,341,016)
                        Class B ........................................................      (150,855,082)     (318,637,995)
                        Class C ........................................................       (10,148,827)      (19,360,951)
                        Class D ........................................................       (22,847,172)      (37,329,858)
                                                                                          ----------------   ---------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders .....................................      (428,459,983)     (890,715,479)
                                                                                          ----------------   ---------------
----------------------------------------------------------------------------------------------------------------------------
Capital Share        Net increase in net assets derived from capital share transactions         66,503,510        88,941,831
Transactions                                                                              ----------------   ---------------
(Note 4):
----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets ......................................     1,275,891,290       249,211,524
                     Beginning of period ...............................................     9,281,203,818     9,031,992,294
                                                                                          ----------------   ---------------
                     End of period* ....................................................  $ 10,557,095,108   $ 9,281,203,818
                                                                                          ================   ===============
----------------------------------------------------------------------------------------------------------------------------
                   * Undistributed investment income--net ..............................  $     66,515,948   $    73,174,307
                                                                                          ================   ===============
----------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

Financial Highlights

                                                                                          Class A
                                                               ------------------------------------------------------------
                                                                For the
                                                               Six Months
The following per share data and ratios have been derived        Ended                  For the Year Ended March 31,
from information provided in the financial statements.          Sept. 30,     ---------------------------------------------
Increase (Decrease) in Net Asset Value:                           1997++        1997++      1996        1995        1994
---------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...... $    31.39    $    30.90  $    27.74  $    27.46  $    27.89
Operating                                                      ----------    ----------  ----------  ----------  ----------
Performance:       Investment income--net ....................        .57          1.25        1.21        1.01         .97
                   Realized and unrealized gain on investments
                   and foreign currency transactions--net ....       5.13          2.43        5.41        1.77         .50
                                                               ----------    ----------  ----------  ----------  ----------
                   Total from investment operations ..........       5.70          3.68        6.62        2.78        1.47
                                                               ----------    ----------  ----------  ----------  ----------
                   Less dividends and distributions:
                      Investment income--net .................       (.59)        (1.25)      (1.16)       (.94)       (.95)
                      Realized gain on investments--net ......       (.97)        (1.94)      (2.30)      (1.56)       (.95)
                                                               ----------    ----------  ----------  ----------  ----------
                   Total dividends and distributions .........      (1.56)        (3.19)      (3.46)      (2.50)      (1.90)
                                                               ----------    ----------  ----------  ----------  ----------
                   Net asset value, end of period ............ $    35.53    $    31.39  $    30.90  $    27.74  $    27.46
                                                               ==========    ==========  ==========  ==========  ==========
---------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........      18.42%++      12.62%      24.50%      10.95%       5.39%
Return:**                                                      ==========    ==========  ==========  ==========  ==========
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses ..................................        .55%*         .55%        .56%        .57%        .53%
Net Assets:                                                    ==========    ==========  ==========  ==========  ==========
                   Investment income--net ....................       3.38%*        3.99%       4.09%       3.81%       3.52%
                                                               ==========    ==========  ==========  ==========  ==========
---------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) .. $3,753,788    $3,291,219  $3,225,758  $2,507,767  $2,237,492
Data:                                                          ==========    ==========  ==========  ==========  ==========
                   Portfolio turnover ........................         14%           47%         84%         89%         86%
                                                               ==========    ==========  ==========  ==========  ==========

                   Average commission rate paid+ ............. $    .0371    $    .0432  $    .0382          --          --
                                                               ==========    ==========  ==========  ==========  ==========
---------------------------------------------------------------------------------------------------------------------------

                 * Annualized.
                ** Total investment returns exclude the effects of sales loads.
                 + For fiscal years beginning on or after
                   September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
                   The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++ Based on average shares outstanding during the period.
                ++ Aggregate total investment return.

                   See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

Financial Highlights

                                                                                          Class B
                                                               ------------------------------------------------------------
                                                                For the
                                                               Six Months
The following per share data and ratios have been derived        Ended                  For the Year Ended March 31,
from information provided in the financial statements.          Sept. 30,     ---------------------------------------------
Increase (Decrease) in Net Asset Value:                           1997++        1997++      1996        1995        1994
---------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...... $    30.72    $    30.30  $    27.28  $    27.04  $    27.49
Operating                                                      ----------    ----------  ----------  ----------  ----------
Performance:       Investment income--net ....................        .39           .91         .90         .74         .70
                   Realized and unrealized gain on investments
                   and foreign currency transactions--net ....       5.02          2.39        5.29        1.72         .48
                                                               ----------    ----------  ----------  ----------  ----------
                   Total from investment operations ..........       5.41          3.30        6.19        2.46        1.18
                                                               ----------    ----------  ----------  ----------  ----------
                   Less dividends and distributions:
                      Investment income--net .................       (.43)         (.94)       (.87)       (.66)       (.68)
                      Realized gain on investments--net ......       (.97)        (1.94)      (2.30)      (1.56)       (.95)
                                                               ----------    ----------  ----------  ----------  ----------
                   Total dividends and distributions .........      (1.40)        (2.88)      (3.17)      (2.22)      (1.63)
                                                               ----------    ----------  ----------  ----------  ----------
                   Net asset value, end of period ............ $    34.73    $    30.72  $    30.30  $    27.28  $    27.04
                                                               ==========    ==========  ==========  ==========  ==========
---------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........      17.82%++      11.48%      23.22%       9.81%       4.36%
Return:**                                                      ==========    ==========  ==========  ==========  ==========
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses ..................................       1.56%*        1.57%       1.58%       1.59%       1.55%
Net Assets:                                                    ==========    ==========  ==========  ==========  ==========
                   Investment income--net ....................       2.36%*        2.97%       3.07%       2.79%       2.50%
                                                               ==========    ==========  ==========  ==========  ==========
---------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) .. $5,490,901    $4,977,431  $5,025,504  $3,664,250  $3,079,332
Data:                                                          ==========    ==========  ==========  ==========  ==========
                   Portfolio turnover ........................         14%           47%         84%         89%         86%
                                                               ==========    ==========  ==========  ==========  ==========
                   Average commission rate paid+ ............. $    .0371    $    .0432  $    .0382          --          --
                                                               ==========    ==========  ==========  ==========  ==========
---------------------------------------------------------------------------------------------------------------------------

                 * Annualized.
                ** Total investment returns exclude the effects of sales loads.
                 + For fiscal years beginning on or after
                   September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
                   The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++ Based on average shares outstanding during the period.
                ++ Aggregate total investment return.

                   See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

Financial Highlights

                                                                                                   Class C
                                                                               ---------------------------------------------
                                                                                                                    For the
                                                                               For the                               Period
The following per share data and ratios have been derived                     Six Months        For the Year        Oct. 21,
from information provided in the financial statements.                         Ended           Ended March 31,     1994+++ to
                                                                              Sept. 30,     --------------------    March 31,
Increase (Decrease) in Net Asset Value:                                         1997+++       1997+++     1996        1995
----------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ..................  $  30.44      $  30.08    $  27.17    $  26.81
Operating                                                                     --------      --------    --------    --------
Performance:         Investment income--net ................................       .38           .90         .92         .49
                     Realized and unrealized gain on investments and foreign
                     currency transactions--net ............................      4.97          2.36        5.24        1.03
                                                                              --------      --------    --------    --------
                     Total from investment operations ......................      5.35          3.26        6.16        1.52
                                                                              --------      --------    --------    --------
                     Less dividends and distributions:
                        Investment income--net .............................      (.43)         (.96)       (.95)       (.43)
                        Realized gain on investments--net ..................      (.97)        (1.94)      (2.30)       (.73)
                                                                              --------      --------    --------    --------
                     Total dividends and distributions .....................     (1.40)        (2.90)      (3.25)      (1.16)
                                                                              --------      --------    --------    --------
                     Net asset value, end of period ........................  $  34.39      $  30.44    $  30.08    $  27.17
                                                                              ========      ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ....................     17.80%++      11.45%      23.25%       6.07%++
Return:**                                                                     ========      ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ..............................................      1.57%*        1.58%       1.59%       1.64%*
Net Assets:                                                                   ========      ========    ========    ========
                     Investment income--net ................................      2.35%*        2.96%       3.08%       3.22%*
                                                                              ========      ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ..............  $384,911      $322,438    $259,131    $ 46,902
Data:                                                                         ========      ========    ========    ========
                     Portfolio turnover ....................................        14%           47%         84%         89%
                                                                              ========      ========    ========    ========
                     Average commission rate paid+ .........................  $  .0371      $  .0432    $  .0382          --
                                                                              ========      ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------

                   * Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                   + For fiscal years beginning on or after
                     September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
                     The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                  ++ Commencement of Operations.
                 +++ Based on average shares outstanding during the period.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

Financial Highlights

                                                                                                   Class D
                                                                               ---------------------------------------------
                                                                                                                    For the
                                                                               For the                               Period
The following per share data and ratios have been derived                     Six Months        For the Year        Oct. 21,
from information provided in the financial statements.                         Ended           Ended March 31,     1994+++ to
                                                                              Sept. 30,     --------------------    March 31,
Increase (Decrease) in Net Asset Value:                                         1997+++       1997+++     1996        1995
----------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ..................  $  31.34      $  30.86    $  27.72    $  27.27
Operating                                                                     --------      --------    --------    --------
Performance:         Investment income--net ................................       .53          1.17        1.16         .48
                     Realized and unrealized gain on investments and foreign
                     currency transactions--net ............................      5.12          2.43        5.38        1.15
                                                                              --------      --------    --------    --------
                     Total from investment operations ......................      5.65          3.60        6.54        1.63
                                                                              --------      --------    --------    --------
                     Less dividends and distributions:
                        Investment income--net .............................      (.56)        (1.18)      (1.10)       (.45)
                        Realized gain on investments--net ..................      (.97)        (1.94)      (2.30)       (.73)
                                                                              --------      --------    --------    --------
                     Total dividends and distributions .....................     (1.53)        (3.12)      (3.40)      (1.18)
                                                                              --------      --------    --------    --------
                     Net asset value, end of period ........................  $  35.46      $  31.34    $  30.86    $  27.72
                                                                              ========      ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ....................     18.25%++      12.34%      24.21%       6.42%++
Return:**                                                                     ========      ========    ========    ========

----------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ..............................................       .80%*         .80%        .81%        .87%*
Net Assets:                                                                   ========      ========    ========    ========
                     Investment income--net ................................      3.12%*        3.75%       3.84%       3.94%*
                                                                              ========      ========    ========    ========

----------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ..............  $927,495      $690,116    $521,599    $171,201
Data:                                                                         ========      ========    ========    ========
                     Portfolio turnover ....................................        14%           47%         84%         89%
                                                                              ========      ========    ========    ========

                     Average commission rate paid+ .........................  $  .0371      $  .0432    $  .0382          --
                                                                              ========      ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------

                   * Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                   + For fiscal years beginning on or after
                     September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
                     The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                  ++ Commencement of Operations.
                 +++ Based on average shares outstanding during the period.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.40% of average daily net assets in excess of $400 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

----------------------------------------------------
                           Account      Distribution
                        Maintenance Fee     Fee
----------------------------------------------------
Class B .............        0.25%          0.75%
Class C .............        0.25%          0.75%
Class D .............        0.25%           --
----------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

----------------------------------------------------------
                                     MLFD          MLPF&S
----------------------------------------------------------
Class A..................           $40,645       $566,485
Class D..................           $67,928       $910,298
----------------------------------------------------------

For the six months ended September 30, 1997, MLPF&S received contingent deferred sales charges of $3,424,480 and $46,052 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $40,142 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $139,037 in commissions on the execution of portfolio security transactions for the six months ended September 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended September 30, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, received $5,025 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 1997 were $1,379,782,600 and $1,649,746,098, respectively.

Net realized and unrealized gains (losses) as of September 30, 1997 were as follows:

--------------------------------------------------------------------------------
                                               Realized            Unrealized
                                            Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................      $ 194,857,820       $ 2,349,681,101
Short-term investments ...............                 78            (2,070,832)
Foreign currency
transactions .........................           (320,349)              (81,151)
                                            -------------       ---------------
Total ................................      $ 194,537,549       $ 2,347,529,118
                                            =============       ===============
--------------------------------------------------------------------------------

As of September 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,347,610,269, of which $2,395,104,335 related to appreciated securities and $47,494,066 related to depreciated securities. At September 30, 1997, the aggregate cost of investments for Federal income tax purposes was $8,162,106,605.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $66,503,510 and $88,941,831 for the six months ended September 30, 1997 and the year ended March 31, 1997, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the                                              Dollar
Six Months Ended Sept. 30, 1997                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................           7,544,921      $  255,750,674
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           4,335,029         146,654,022
                                            --------------      --------------
Total issued .........................          11,879,950         402,404,696
Shares redeemed ......................         (11,065,853)       (372,347,370)
                                            --------------      --------------
Net increase .........................             814,097      $   30,057,326
                                            ==============      ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the                                              Dollar
Year Ended March 31, 1997                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................          17,867,783      $  553,401,282
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           9,986,061         300,989,719
                                            --------------      --------------
Total issued .........................          27,853,844         854,391,001
Shares redeemed ......................         (27,414,603)       (850,370,114)
                                            --------------      --------------
Net increase .........................             439,241      $    4,020,887
                                            ==============      ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the
Six Months Ended                                                    Dollar
September 30, 1997                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................          10,695,039      $  352,747,451
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           5,798,578         192,222,857
                                            --------------      --------------
Total issued .........................          16,493,617         544,970,308
Automatic conversion
of shares ............................          (2,760,170)        (90,955,350)
Shares redeemed ......................         (17,636,837)       (576,927,304)
                                            --------------      --------------
Net decrease .........................          (3,903,390)     $ (122,912,346)
                                            ==============      ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the
Year Ended                                                          Dollar
March 31, 1997                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................          27,179,336      $  802,909,943
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................          14,204,232         420,101,200
                                            --------------      --------------
Total issued .........................          41,383,568       1,223,011,143
Automatic conversion
of shares ............................          (1,163,610)        (35,786,707)
Shares redeemed ......................         (44,055,095)     (1,317,756,891)
                                            --------------      --------------
Net decrease .........................          (3,835,137)     $ (130,532,455)
                                            ==============      ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the
Six Months Ended                                                    Dollar
September 30, 1997                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................           1,868,270      $   61,057,805
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................             397,479          13,049,247
                                            --------------      --------------
Total issued .........................           2,265,749          74,107,052
Shares redeemed ......................          (1,665,650)        (53,717,671)
                                            --------------      --------------
Net increase .........................             600,099      $   20,389,381
                                            ==============      ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the
Year Ended                                                          Dollar
March 31, 1997                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................           4,367,744      $  131,117,286
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................             889,233          26,090,088
                                            --------------      --------------
Total issued .........................           5,256,977         157,207,374
Shares redeemed ......................          (3,280,962)        (98,987,162)
                                            --------------      --------------
Net increase .........................           1,976,015      $   58,220,212
                                            ==============      ==============
--------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                              September 30, 1997

--------------------------------------------------------------------------------
Class D Shares for the
Six Months Ended                                                    Dollar
September 30, 1997                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................           3,622,229      $  120,454,767
Automatic conversion
of shares ............................           2,338,548          90,955,350
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           1,298,482          32,227,341
                                            --------------      --------------
Total issued .........................           7,259,259         243,637,458
Shares redeemed ......................          (3,124,582)       (104,668,309)
                                            --------------      --------------
Net increase .........................           4,134,677      $  138,969,149
                                            ==============      ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the
Year Ended                                                          Dollar
March 31, 1997                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................           7,903,395      $  244,928,191
Automatic conversion
of shares ............................           1,141,681          35,786,707
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           1,738,833          52,347,617
                                            --------------      --------------
Total issued .........................          10,783,909         333,062,515
Shares redeemed ......................          (5,669,032)       (175,829,328)
                                            --------------      --------------
Net increase .........................           5,114,877      $  157,233,187
                                            ==============      ==============
--------------------------------------------------------------------------------

PORTFOLIO INFORMATION

As of September 30, 1997

                                           Percent of
Ten Largest Common Stock Holdings          Net Assets
Williams Companies, Inc...................    2.3%
Travelers Group, Inc......................    1.9
YPF S.A. (ADR)............................    1.8
Allstate Corporation......................    1.8
The Goodyear Tire & Rubber Co.............    1.6
Kansas City Southern Industries, Inc......    1.6
United Technologies Corp..................    1.5
The Chase Manhattan Corp..................    1.5
Provident Companies, Inc..................    1.3
Imperial Chemical Industries PLC (ADR)....    1.3

                                           Percent of
Ten Largest Industries                     Net Assets*
Insurance.................................   10.8%
Banking...................................    5.6
Oil--Integrated............................   4.8
Natural Gas Suppliers.....................    4.2
Diversified Companies.....................    3.9
Financial Services........................    3.8
Chemicals.................................    3.8
Telecommunications........................    3.3
Pharmaceuticals...........................    2.6
Electrical Equipment......................    2.0


* Based on total holdings in common stocks and bonds.

Common Stock Portfolio Changes for the
Quarter Ended September 30, 1997

Additions

Patriot American Hospitality, Inc.
Reynolds & Reynolds Company (Class A)
SPX Corp.
Unocal Corporation

Deletions

Archer-Daniels-Midland Co.
Ayudhya Insurance Company, Ltd. (Foreign)
Cooper Industries, Inc.
Dairy Farm International Holdings Ltd. (Ordinary)
Kennametal, Inc.
Millennium Chemicals Inc.
Mobil Corporation
Phillips Petroleum Company

Officers and Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter Cuje, Vice President
Kurt Schansinger, Vice President and
   Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10252--9/97

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